EXHIBIT 10.14


                                KIDS STUFF, INC.

                       1997 LONG-TERM STOCK INCENTIVE PLAN

         1. PURPOSES: The purposes of this Plan are (a) to secure for the Company the benefits of incentives inherent in ownership of Common Stock by Directors and Eligible Employees, (b) to encourage Directors and Eligible Employees to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Directors and Eligible Employees, (c) to further the identity of interest of those who hold positions of major responsibility in the Company and its Subsidiaries with the interests of the Company's shareholders, (d) to induce the employment or continued employment of Eligible Employees and (e) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent directors and employees.

         2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section 2.

         BOARD OF DIRECTORS:  The Board of Directors of the Company.

         CHANGE OF CONTROL: The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company's shareholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement). For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities. For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the shareholders of the Company and becomes effective.



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         COMMITTEE: The Committee of the Board of Directors designated to administer this Plan pursuant to the provisions of section 12.

         COMMON STOCK:  The Common Stock of the Company, 001 par value per share

         COMPANY: Kids Stuff, Inc., a Delaware corporation.

         DIRECTOR: Any person serving as a director of the Company.

         ELIGIBLE EMPLOYEE: An employee of the Company or of a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is an Eligible Employee.

         FAIR MARKET VALUE: As applied to any date, the mean of the highest bid and the lowest asked prices of a share of Common Stock on the Nasdaq SmallCap Market (or any stockmarket or exchange on which the Company's Common Stock may be listed in the future or any other market on which the Company Stock is traded or which provides readily available quotations with respect to the Common Stock) for the trading date immediately prior to the date for which the valuation is to be effective; provided, however, that, if the Common Stock is not so quoted, Fair Market Value shall be determined in accordance with the method approved by the Board of Directors, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

         INCENTIVE COMPENSATION: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently, or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the shareholders of the Company.

         INCENTIVE OPTION: An option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee.

         NONQUALIFIED OPTION: An option granted under this Plan which is not an incentive stock option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended; and which is exercisable even though there is outstanding an Incentive Option which was granted before the granting of the Nonqualified Option to the same participant. Such Nonqualified Option shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

         OPTION:  An option to purchase shares of Common Stock.

         PERFORMANCE OBJECTIVES: Stated criteria which may, but need not be set forth in a Stock Incentive at the discretion of the Committee, the successful attainment of which is specified in the Stock Incentive as a condition precedent to the issuance, transfer or retention of some or all of the shares of Common Stock

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covered by the Stock Incentive. Performance Objectives may be personal and/or corporate in nature and shall include, but shall not be limited to, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Common Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Company (on a consolidated or unconsolidated basis) or of any or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing or other factors.

         PLAN: The 1997 Long-Term Stock Incentive Plan herein set forth as the same may from time to time be amended.

         STOCK APPRECIATION RIGHT (SAR): A right to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of such right over the Fair Market Value of one such share on the date of grant of such right.

         STOCK AWARD: An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future.

         STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in section 3.

         SUBSIDIARY: A company or other entity designated by the Committee in which the Company has a significant equity interest, except that, with respect to grants of Incentive Options, the term "Subsidiary" shall be deemed to mean a company or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

         3.       GRANTS OF STOCK INCENTIVES:

         (a) Subject to the provisions of this Plan, the Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Directors and Eligible Employees.

         (b)      Stock Incentives may be granted in the following forms:

                  (i)        an Option, or

                  (ii)       a SAR, or

                  (iii)      a Stock Award, or

                  (iv)       a combination of an Option, a SAR, and/or a Stock
                             Award.

         (c) Stock Incentives contingently granted prior to the approval of this Plan by the Company's shareholders but subject to such approval shall be deemed to be granted hereunder as of the date of such shareholder approval.

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         4.       STOCK SUBJECT TO THIS PLAN:

         (a) The maximum aggregate number of shares of Common Stock subject to Stock Incentives that may be granted to participants in the Plan shall be 400,000. Shares of Common Stock subject to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company's treasury, or any combination thereof, in the discretion of the Committee.

         (b) The maximum amount of Common Stock with respect to which Stock Incentives may be granted to any person during any calendar year shall be 20,000 shares; provided, however, that in the event of a grant made to a recipient upon the recipient's initial hiring by the Company, such limitation shall be increased to 40,000 shares.

         (c) The number of shares of Common Stock which may be granted under the Plan as Stock Awards in any calendar year shall not exceed 80,000.

         5. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

         (a) Upon the exercise of an Option, the purchase price shall be paid in cash or, unless otherwise provided by the Committee (and subject to such terms and conditions as are specified in the Option or by the Committee), in shares of Common Stock delivered to the Company by the optionee or by the withholding of shares issuable upon exercise of the Option or in a combination of such payment methods. Shares of Common Stock thus delivered or withheld shall be valued at their Fair Market Value on the date of the exercise. The purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

         (b) Each Option shall be exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

         (c) Each Option shall be exercisable during the life of the optionee only by the optionee and, after the optionee's death, only by the optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution. An Option, to the extent that it shall not have been exercised, shall terminate at the close of business on the thirtieth day following the date the optionee ceases to be an employee or Director of the Company or a Subsidiary, unless, with respect to an employee, the optionee ceases to be an employee because of resignation with the consent of the Committee (which consent may be given before or after resignation), or by reason of death or incapacity of an employee or Director, or retirement of an employee under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after the optionee ceases to be an employee. If the optionee ceases to be an employee or Director by reason of death, incapacity, or retirement of an employee, or if the optionee should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after the optionee ceases to be an employee or Director. Where an Option is exercised more than three months after the optionee ceased to be an employee or Director, the Option may be exercised only to the extent it could have been exercised on the date three months after the optionee

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ceased to be an employee or Director. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c). Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

         (d) Options shall be granted for such lawful consideration as the Committee shall determine.

         (e) No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution. Subsequent to the death of the optionee, if so provided in the Option or if so authorized by the Committee and subject to such terms and conditions as are specified in the Option or by the Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

         (f) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions (including, without limitation, Performance Objectives), and shall be in such form, as the Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option if so recommended by the Committee, may include restrictions and limitations in addition to those provided for in this Plan.

         (g) Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee, or in any combination thereof, or in such other form as the Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

         (h) Options may be either Incentive Options or Nonqualified Options at the discretion of the Committee. Options not otherwise designated shall be Nonqualified Options. Notwithstanding any other provisions herein, the following provisions shall apply to Incentive Options: (i) the exercise price of any Incentive Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the stock on the date of grant; (ii) the maximum term of any Incentive Option granted hereunder shall be ten years, except that the maximum term of any Incentive Option granted to a person described in section 5(h)(i) above shall be five years; (iii) no Incentive Option may be granted subsequent to the tenth anniversary of the date of shareholder approval of this Plan; (iv) Incentive Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of the Internal Revenue Code; and (v) Incentive Options may not be granted with respect to more than an aggregate of 400,000 shares of Common Stock under this Plan.

         6. STOCK APPRECIATION RIGHTS: Stock Incentives in the form of Stock Appreciation Rights (SAR's) shall be subject to the following provisions:

         (a) Each SAR shall be evidenced by a written instrument (the "SAR Agreement") specifying the number of shares of Common Stock to which it relates and containing such other terms and conditions

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(which may, but need not, include Performance Objectives), and shall be in such form as the Committee may determine, provided the SAR is consistent with this Plan and incorporates it by reference.

         (b) Each SAR Agreement shall specify the period during which the pertinent SAR(s) may be exercised and shall provide that the SAR(s) shall expire at the end of such period (or periods); provided that such expiration date shall not be later than ten years from the date of grant thereof. Except as otherwise provided herein, any SAR must be exercised during the period of the holder's employment with the Company or while the holder is a Director. Each SAR may be exercisable in full or in part in one or more installments at such time or times as the Committee shall determine. Unless otherwise provided in the SAR Agreement, a SAR, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the SAR. Any term or provisions in any outstanding SAR specifying that the SAR not be immediately exercisable or that it is to be exercisable in installments may be modified at any time during the life of the SAR by the Committee, provided, however, no such modifications of any outstanding SAR shall, without the consent of the grantee adversely affect any SAR theretofore granted the grantee.

         (c) Each SAR shall be exercisable during the life of the grantee only by the grantee and, after the grantee's death, only by the grantee's estate or by a person who acquired the right to exercise the SAR by will or the laws of descent and distribution. A SAR, to the extent that it shall not have been exercised, shall terminate at the close of business on the thirtieth day following the date the grantee ceases to be an employee or Director of the Company or a Subsidiary, unless, with respect to an employee, the grantee ceases to be an employee because of resignation with the consent of the Committee (which consent may be given before or after resignation), or by reason of death or incapacity of an employee or Director, or retirement of an employee under a retirement plan of the Company or a Subsidiary. Except as provided in the next sentence, if the grantee ceases to be an employee by reason of such resignation, the SAR shall terminate three months after the grantee ceases to be an employee. If the grantee ceases to be an employee or Director by reason of death, incapacity, or retirement of an employee, or if the grantee should die during the three-month period referred to in the preceding sentence, the SAR shall terminate fifteen months after the grantee ceases to be an employee or Director. Where a SAR is exercised more than three months after the grantee ceased to be an employee or Director, the SAR may be exercised only to the extent it could have been exercised on the date three months after the grantee ceased to be an employee or Director. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).

         (d) No SAR may be assigned or transferred by the grantee except by will or the laws of descent and distribution.

         (e) If the form of consideration to be received upon exercise of the SAR is not specified in the agreement governing the SAR, upon the exercise thereof, the holder may request the form of consideration to be received in satisfaction of such SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request; provided, however, that the Committee, in its sole discretion, may consent to or disapprove any request of the grantee to receive cash in full or partial settlement of such SAR.

         (f) Any federal, state or local withholding taxes payable by the grantee upon the exercise of a SAR shall be paid in cash or, unless otherwise provided by the Committee, by the surrender of shares of Common Stock in the case of a SAR to be paid in the form of Common Stock, or by the withholding of shares of Common Stock to be issued to the grantee, or in any combination thereof, or in such other form as the Committee may authorize from time to time. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

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         7. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

         (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

         (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Eligible Employee or Director and whether or not such shares are subject to restrictions which affect their value.

         (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Eligible Employee or Director at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Eligible Employee or Director at the time the Stock Award is granted, the Committee may provide for payment to such Eligible Employee or Director, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Eligible Employee or Director, of amounts not exceeding the dividends which would have been payable to such Eligible Employee or Director in respect of such shares (as adjusted under section 9) if they had been issued or transferred to such Eligible Employee or Director at the time such Stock Award was granted. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

         (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. The Committee may, in its sole discretion, but shall not be required to, specify in any Stock Award that the issuance, transfer and/or retention of some or all of the shares of Common Stock covered by the Stock Award shall be subject to the attainment of Performance Objectives. Each Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, provided such written instrument is consistent with this Plan and incorporates it by reference.

         (e) In the event the holder of shares of Common Stock subject to a Stock Award dies prior to the time such shares are no longer subject to forfeiture pursuant to the terms of the Stock Award, the estate of such holder may retain such shares subject to the restrictions set forth in the Stock Award.

         8. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iv) of section 3 in the form of combinations of Options, SAR's and/or Stock Awards, shall be subject to the following provisions:

         (a) A Stock Incentive may be a combination of any form of Option with any form of SAR and/or with any form of Stock Award; provided, however, that the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 5, the terms and conditions of such Stock

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Incentive pertaining to a SAR are consistent with section 6, and the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 7.

         (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

         9. ADJUSTMENT PROVISIONS: In the event that any recapitalization, reclassification, forward or reverse split of shares of Common Stock, or any similar transaction shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number of class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives or with respect to which a cash payment pursuant to the Stock Incentive is determinable, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

         10. ACCELERATION: In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

         11. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the shareholders of the Company. This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Incentive Options may be granted after the tenth anniversary of the effective date of the Plan.

         12.      ADMINISTRATION:

         (a) The Plan shall be administered by the Committee, which shall consist of not less than two directors of the Company designated by the Board of Directors in accordance with the Bylaws of the Company; provided, however, that no director shall be designated as or continue to be a member of the Committee unless such director shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect). Grants of Stock Incentives may be made by the Committee either with or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Eligible Employees and in all matters affecting the Stock Incentives to be granted to them and to the Directors. Notwithstanding the above, the Committee shall not make any award of a Stock Incentive to any member of the Committee. Any award of a Stock Incentive to a member of the Committee shall be made only by the Board of Directors, excluding any Director who is a member of the Committee

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         (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

         (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         13. ACQUISITIONS: If the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the recommendation of the Committee and the approval of the Board of Directors, (a) may assume, in whole or in part and with or without modifications or conditions, any stock options granted by the acquired company to its employees, in their capacity as such, or (b) may grant new Options in substitution therefore; provided that the granting of an Option with the terms and conditions of the assumed or substitute options is permissible under either this Plan or a plan approved by the shareholders of the acquired company. For the purposes of the preceding sentence, the permissibility of the granting of an option under a plan shall be determined as of the date of grant of the original option by the acquired company and not as of the date of assumption or substitution by the Company.

         14.      GENERAL PROVISIONS:

         (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

         (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Company, have been complied with. In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements. No employee or Director (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to shares of Common Stock, if any, as shall have been issued or transferred to him.

         (d) The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be an Eligible Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

         (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any,

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covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Committee shall specify.

         (f) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

         (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         15.      AMENDMENTS AND DISCONTINUANCE:

         (a) This Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the shareholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in section 4, (ii) withdraws the administration of this Plan from the Committee or amends the provisions of paragraph (a) of section 12 with respect to eligibility and disinterest of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a Subsidiary or a Director to be granted a Stock Incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends section 11 to extend the date set forth therein or (vi) amends this section 15.

         (b) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

         (c) No amendment or discontinuance of this Plan by the Board of Directors or the shareholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.



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